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                            SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C.  20549


                          FORM 8-K


         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report      October 17, 1995


            PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
       (Exact name of registrant as specified in its charter)


    New Jersey      1-9120                 22-2625848
(State or other       (Commission           (I.R.S. Employer
jurisdiction of       File Number)         Identification No.)
incorporation)


80 Park Plaza, P. O. Box 1171
     Newark, New Jersey                          07101-1171
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: 201-430-7000


         PUBLIC SERVICE ELECTRIC AND GAS COMPANY
    (Exact name of registrant as specified in its charter)


New Jersey             1-973                   22-1212800
(State or other      Commission             (I.R.S. Employer
jurisdiction of     File Number)          Identification No.)
incorporation)


80 Park Plaza, P. O. Box 570
     Newark, New Jersey                          07101-0570
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  201-430-7000

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Item 5.   Other Events.
------   ------------

    The following information updates certain matters previously reported to the Securities and Exchange Commission under Item 1 - Business of Part I of the Annual Report on Form 10-K for 1994 and Part II of the Reports on Form 10-Q for the quarters ended March 31, 1995 and June 30, 1995 of Public Service Electric and Gas Company (PSE&G) and its parent, Public Service Enterprise Group Incorporated (Enterprise).

Nuclear Operations
------------------

Salem

    As previously reported, a Salem NRC enforcement conference was held on July 28, 1995 related to certain violations of NRC requirements. The violations included valves that were incorrectly positioned following a plant modification in May, 1993, non-conservatisms in setpoints for a pressurizer overpressure protection system and several examples of inadequate root cause determination of events, leading to insufficient corrective actions at Salem. On October 16, 1995, the NRC proposed cumulative civil penalties of $600,000 related to these violations. PSE&G has advised
























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Nuclear Operations
------------------

Salem

the NRC that it will not contest the proposed penalties.


                                   SIGNATURE
                                   ---------

    Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

              PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                              (Registrant)

                 PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                              (Registrant)


             By                 R. EDWIN SELOVER
         ---------------------------------------
                            R. Edwin Selover
                    Vice President and General Counsel
               Public Service Enterprise Group Incorporated
                Senior Vice President and General Counsel
                 Public Service Electric and Gas Company

Date: October 18, 1995


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